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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 30, 2001
Date of Report (Date of earliest event reported)

LATTICE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-18032 (Commission File Number)	93-0835214 (I.R.S. Employer) Identification No.)

5555 NE Moore Court
Hillsboro, OR 97124-6421
(Address of principal executive offices)

(503) 268-8000
(Registrant's telephone number, including area code)

Item 5. Other Events.

    On October 30, 2001, the Company issued a press release related to changes in the Board of Directors and senior management. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 30, 2001.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION
Date: October 31, 2001	By:	/s/ RODNEY F. SLOSS

Name: Rodney F. Sloss
Title: Vice President—Finance

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INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 30, 2001

Exhibit	Description
99.1	Press Release dated October 30, 2001.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 30, 2001